EXHIBIT 99

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2018	36.1	41.7	42.3	43.9	43.9
2019	40.2	44.1	43.4	41.2	41.2

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2018	24.8	23.9	25.6	27.6	101.9
2019	25.7	26.3	23.5	24.8	100.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	495.9	471.6	503.9	516.1	1,987.5	2018	6.4%	8.9%	12.5%	5.9%	8.4%
2019	534.5	537.7	505.8	545.3	2,123.3	2019	7.8%	14.0%	0.4%	5.7%	6.8%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	197.9	191.0	172.2	207.7	768.8	2018	21.9%	10.7%	4.0%	-3.5%	7.4%
2019	190.1	202.1	161.7	197.3	751.2	2019	-3.9%	5.8%	-6.1%	-5.0%	-2.3%

	Revenues - JAPIC(1)						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	49.5	57.5	64.7	70.4	242.1	2018	13.0%	36.3%	66.3%	43.7%	39.2%
2019	63.4	72.9	57.8	55.6	249.7	2019	28.1%	26.8%	-10.7%	-21.0%	3.1%

	Revenues - Bolzoni(2)						Revenues - Bolzoni - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	89.5	88.0	84.4	87.1	349.0	2018	14.2%	16.9%	10.5%	5.7%	11.7%
2019	91.8	90.8	75.8	87.0	345.4	2019	2.6%	3.2%	-10.2%	-0.1%	-1.0%

	Revenues - Nuvera(3)						Revenues - Nuvera - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	0.6	0.7	2.0	13.7	17.0	2018	n.m.	n.m.	n.m.	n.m.	n.m.
2019	4.5	2.2	2.4	1.0	10.1	2019	n.m.	n.m.	n.m.	n.m.	n.m.

	Revenues - Consolidated(3)						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	788.5	765.9	783.9	840.8	3,179.1	2018	10.6%	11.7%	13.4%	5.7%	10.2%
2019	834.8	856.2	766.0	834.8	3,291.8		5.9%	11.8%	-2.3%	-0.7%	3.5%

	Gross Profit(3)						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	132.1	125.3	117.7	121.9	497.0	2018	16.8%	16.4%	15.0%	14.5%	15.6%
2019	126.2	139.4	135.0	141.2	541.8	2019	15.1%	16.3%	17.6%	16.9%	16.5%

	Operating Expenses(3)						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	112.9	114.5	105.5	125.3	458.2	2018	14.3%	14.9%	13.5%	14.9%	14.4%
2019	122.8	116.5	115.5	133.1	487.9	2019	14.7%	13.6%	15.1%	15.9%	14.8%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	19.2	10.8	12.2	(3.4)	38.8	2018	2.4%	1.4%	1.6%	-0.4%	1.2%
2019	3.4	22.9	19.5	8.1	53.9	2019	0.4%	2.7%	2.5%	1.0%	1.6%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	3.2	3.0	3.2	4.2	13.6
2019	4.1	4.7	5.1	4.1	18.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	(3.8)	(1.7)	(1.2)	(4.7)	(11.4)
2019	(5.4)	(3.1)	(3.6)	0.1	(12.0)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	19.8	9.5	10.2	(2.9)	36.6	2018	24.7%	40.0%	n.m.	n.m.	6.3%
2019	4.7	21.3	18.0	3.9	47.9	2019	31.9%	20.7%	27.2%	12.8%	23.6%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2018	14.9	5.6	15.4	(1.2)	34.7
2019	3.4	16.2	12.8	3.4	35.8

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2018	11.4	9.4	11.6	11.6	44.0
2019	11.2	10.8	10.3	11.0	43.3

	Net Working Capital (4)
	Q1	Q2	Q3	Q4	FY
2018	463.1	441.4	518.6	562.3	562.3
2019	594.3	679.7	643.0	611.1	611.1

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	7.4	8.6	8.7	14.1	38.8
2019	8.6	9.8	13.0	18.3	49.7

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2018	28.5	23.5	40.3	(24.7)	67.6
2019	(22.4)	(48.5)	53.6	94.0	76.7

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2018	(7.0)	(82.5)	(7.8)	(13.6)	(110.9)
2019	(8.0)	(9.6)	(6.9)	(17.5)	(42.0)

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Cash Flow Before Financing Activities (5)
	Q1	Q2	Q3	Q4	FY
2018	21.5	(59.0)	32.5	(38.3)	(43.3)
2019	(30.4)	(58.1)	46.7	76.5	34.7

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2018	(14.3)	(11.8)	(62.2)	0.7	(87.6)
2019	3.6	52.5	(31.1)	(76.6)	(51.6)

	Dividends Paid to Stockholders
	Q1	Q2	Q3	Q4	FY
2018	5.0	5.1	5.2	5.1	20.4
2019	5.2	5.2	5.3	5.3	21.0

	Total Debt
	Q1	Q2	Q3	Q4	FY
2018	283.4	273.1	296.5	301.5	301.5
2019	309.4	370.9	351.1	287.0	287.0

	Equity						Return on Equity (6)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	608.0	589.9	589.7	559.5	559.5	2018	8.2%	6.1%	5.7%	5.9%	5.9%
2019	551.4	570.1	542.5	577.0	577.0	2019	4.0%	5.9%	5.5%	6.4%	6.4%

(1)	On June 1, 2018, the Company completed the acquisition of the majority interest in Maximal, which is included in the JAPIC segment from the date of acquisition.
(2)	The results of the Sulligent facility have been included in the Bolzoni segment.
(3)	The results of Nuvera include product development funding from third-parties as revenue and related costs in cost of sales.
(4)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(5)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(6)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Lift Truck Business
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2018	36.1	41.7	42.3	43.9	43.9
2019	40.2	44.1	43.4	41.2	41.2

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2018	24.8	23.9	25.6	27.6	101.9
2019	25.7	26.3	23.5	24.8	100.3

	Revenues - Americas						Revenues - Americas - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	495.9	471.6	503.9	516.1	1,987.5	2018	6.4%	8.9%	12.5%	5.9%	8.4%
2019	534.5	537.7	505.8	545.3	2,123.3	2019	7.8%	14.0%	0.4%	5.7%	6.8%

	Revenues - EMEA						Revenues - EMEA - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	197.9	191.0	172.2	207.7	768.8	2018	21.9%	10.7%	4.0%	-3.5%	7.4%
2019	190.1	202.1	161.7	197.3	751.2	2019	-3.9%	5.8%	-6.1%	-5.0%	-2.3%

	Revenues - JAPIC(1)						Revenues - JAPIC - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	49.5	57.5	64.7	70.4	242.1	2018	13.0%	36.3%	66.3%	43.7%	39.2%
2019	63.4	72.9	57.8	55.6	249.7	2019	28.1%	26.8%	-10.7%	-21.0%	3.1%

	Revenues - Lift Truck Business						Revenues - Lift Truck Business - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	743.3	720.1	740.8	794.2	2,998.4	2018	10.6%	11.2%	13.6%	5.7%	10.1%
2019	788.0	812.7	725.3	798.2	3,124.2	2019	6.0%	12.9%	-2.1%	0.5%	4.2%

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	116.1	110.3	103.7	109.1	439.2	2018	15.6%	15.3%	14.0%	13.7%	14.6%
2019	112.6	126.9	125.0	130.5	495.0	2019	14.3%	15.6%	17.2%	16.3%	15.8%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	89.5	93.0	84.3	104.9	371.7	2018	12.0%	12.9%	11.4%	13.2%	12.4%
2019	101.8	97.8	97.0	112.8	409.4	2019	12.9%	12.0%	13.4%	14.1%	13.1%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	26.6	17.3	19.4	4.2	67.5	2018	3.6%	2.4%	2.6%	0.5%	2.3%
2019	10.8	29.1	28.0	17.7	85.6	2019	1.4%	3.6%	3.9%	2.2%	2.7%

Lift Truck Business
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	3.0	2.8	3.1	3.9	12.8
2019	3.9	4.5	5.0	4.0	17.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	(3.8)	(1.7)	(1.1)	(5.1)	(11.7)
2019	(5.4)	(2.9)	(2.7)	0.1	(10.9)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	27.4	16.2	17.4	5.4	66.4	2018	24.8%	32.1%	n.m.	n.m.	16.0%
2019	12.3	27.5	25.7	13.6	79.1	2019	25.2%	24.7%	23.7%	35.3%	26.3%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2018	20.7	11.0	18.7	6.3	56.7
2019	9.6	20.3	19.5	8.9	58.3

	Depreciation and Amortization Expense
	Q1	Q2	Q3	Q4	FY
2018	7.6	7.7	9.2	9.0	33.5
2019	7.9	7.7	7.2	7.8	30.6

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2018	388.3	365.7	444.1	496.5	496.5
2019	497.4	584.2	554.0	525.4	525.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	5.3	8.7	6.9	10.9	31.8
2019	5.5	7.1	9.7	15.5	37.8

	Net Cash Provided By (Used For) Operating Activities
	Q1	Q2	Q3	Q4	FY
2018	29.5	26.3	42.4	(20.2)	78.0
2019	(19.0)	(66.2)	42.8	95.6	53.2

	Net Cash Provided By (Used For) Investing Activities
	Q1	Q2	Q3	Q4	FY
2018	(5.2)	(82.9)	(6.2)	(10.6)	(104.9)
2019	(5.4)	(6.9)	(4.2)	(15.4)	(31.9)

Lift Truck Business
(in millions, except percentage data)

	Cash Flow Before Financing Activities (3)
	Q1	Q2	Q3	Q4	FY
2018	24.3	(56.6)	36.2	(30.8)	(26.9)
2019	(24.4)	(73.1)	38.6	80.2	21.3

	Net Cash Provided By (Used For) Financing Activities
	Q1	Q2	Q3	Q4	FY
2018	(17.2)	(15.2)	(67.4)	(8.9)	(108.7)
2019	0.4	64.9	(25.8)	(81.9)	(42.4)

(1)	On June 1, 2018, the Company completed the acquisition of the majority interest in Maximal, which is included in the JAPIC segment from the date of acquisition.
(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

Bolzoni
(in millions, except percentage data)

	Revenues(1)
	Q1	Q2	Q3	Q4	FY
2018	89.5	88.0	84.4	87.1	349.0
2019	91.8	90.8	75.8	87.0	345.4

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2018	17.0	16.8	14.4	15.5	63.7
2019	15.6	15.5	13.0	14.0	58.1

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2018	14.3	13.6	12.7	13.6	54.2
2019	14.4	13.2	12.3	13.5	53.4

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2018	2.7	3.2	1.7	1.9	9.5
2019	1.2	2.3	0.7	0.5	4.7

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2018	2.5	3.0	1.7	1.2	8.4
2019	1.0	2.3	0.5	—	3.8

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2018	20.0%	26.7%	5.9%	n.m.	25.0%
2019	n.m.	17.4%	n.m.	n.m.	5.3%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2018	1.9	2.1	1.4	0.4	5.8
2019	0.3	1.6	0.7	0.2	2.8

(1)	The results of the Sulligent facility have been included in the Bolzoni segment.

Nuvera
(in millions, except percentage data)

	Revenues(1)
	Q1	Q2	Q3	Q4	FY
2018	0.6	0.7	2.0	13.7	17.0
2019	4.5	2.2	2.4	1.0	10.1

	Gross Profit (Loss)(1)
	Q1	Q2	Q3	Q4	FY
2018	(0.9)	(1.6)	(0.5)	(3.0)	(6.0)
2019	(1.8)	(2.7)	(3.1)	(3.6)	(11.2)

	Operating Expenses(1)
	Q1	Q2	Q3	Q4	FY
2018	9.1	7.9	8.5	6.8	32.3
2019	6.6	5.5	6.2	6.8	25.1

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2018	(10.0)	(9.5)	(9.0)	(9.8)	(38.3)
2019	(8.4)	(8.2)	(9.3)	(10.4)	(36.3)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2018	(10.0)	(9.5)	(9.0)	(9.9)	(38.4)
2019	(8.4)	(8.2)	(8.3)	(10.0)	(34.9)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2018	27.0%	27.4%	28.9%	26.3%	27.3%
2019	27.4%	26.8%	30.1%	27.0%	27.8%

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2018	(7.3)	(6.9)	(6.4)	(7.3)	(27.9)
2019	(6.1)	(6.0)	(5.8)	(7.3)	(25.2)

(1)	The results of Nuvera include product development funding from third-parties as revenue and related costs in cost of sales.